FORBEARANCE AGREEMENT AND SECOND AMENDMENT TO CREDIT AGREEMENT

This FORBEARANCE AGREEMENT AND SECOND AMENDMENT TO CREDIT AGREEMENT (this “Agreement”) is entered into as of September 26, 2008, by and among Buffets, Inc., a Minnesota corporation, as a debtor and debtor in possession under Chapter 11 of the Bankruptcy Code (“Borrower”), Buffets Holdings, Inc., a Delaware corporation, as a debtor and debtor in possession under Chapter 11 of the Bankruptcy Code (“Holdings”), the Subsidiaries of Borrower and Holdings, as Guarantors (together with Borrower and Holdings, the “Loan Parties”), the financial institutions party hereto as Lenders (collectively, the “Lenders”) and Credit Suisse, Cayman Islands Branch, as administrative agent for the Lenders (in such capacity, the “Administrative Agent”). Capitalized terms used but not otherwise defined herein shall have the respective meanings ascribed to such terms in the Credit Agreement (as hereinafter defined).

RECITALS

A. On January 22, 2008, Borrower and Holdings and certain of their Subsidiaries each filed a voluntary petition for relief under Chapter 11 of the Bankruptcy Code with the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”). On February 22, 2008, the Bankruptcy Court entered a final order (as has been or may be further amended, restated, supplemented or otherwise modified from time to time, the “Final Order”) authorizing Borrower to obtain post-petition debtor-in-possession financing pursuant to the terms and conditions set forth in that certain Secured Super-Priority Debtor in Possession Credit Agreement, dated as of January 22, 2008 (as has been or may be further amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).

B. Pursuant to the Credit Agreement, the Lenders have agreed, subject to the terms and conditions set forth in the Credit Agreement, to make certain loans and other financial accommodations to Borrower.

C. As of the date hereof, the Event of Default listed on Exhibit A hereto has either occurred and is continuing as of the date hereof or is expected to occur prior to the expiration of the Forbearance Period (as hereinafter defined) (collectively, the “Specified Default”).

D. Upon Borrower’s request, the undersigned Lenders have agreed, subject to the terms and conditions set forth herein, to (a) forbear from exercising certain of their default-related rights and remedies against Borrower and the other Loan Parties with respect to the Specified Default and (b) amend the Credit Agreement as set forth in Section 2 below.

NOW, THEREFORE, in consideration of the foregoing, the terms, covenants and conditions contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1. Confirmation by Borrower of Obligations and Specified Default

(a) Borrower and each other Loan Party acknowledges and agrees that as of September 26, 2008, the aggregate principal balance of the outstanding Obligations under the Credit Agreement is at least $279,930,667.44, and that the respective principal balances of the various Loans as of such date were not less than the following:

New Money Loans	$80,300,000.00
Rollover Loans	$199,630,667.14

The foregoing amounts do not include interest, fees, expenses and other amounts which are chargeable or otherwise reimbursable under the Credit Agreement and the other Loan Documents. All of the Obligations, including those set forth above, are valid and outstanding, and none of Borrower and the other Loan Parties have any rights of offset, defenses, claims or counterclaims with respect to any of the Obligations.

(b) Borrower and each other Loan Party acknowledges and agrees that the Specified Default constitutes a material Event of Default that has occurred and is continuing as of the date hereof or is expected to occur and continue during the Forbearance Period, as the case may be. Prior to the effectiveness of this Agreement, the existence of the Specified Default (i) relieved or upon its occurrence would relieve the Lenders from any obligation to provide any financial accommodations under the Credit Agreement or other Loan Documents and (ii) permitted or upon its occurrence would permit the Lenders to, among other things, (A) suspend or terminate any commitment to provide Loans or make other extensions of credit under any or all of the Credit Agreement and the other Loan Documents, (B) accelerate all or any portion of the New Money Loans, (C) charge the default interest rate applicable pursuant to Section 2.07 of the Credit Agreement with respect to the New Money Loans, (D) commence any legal or other action to collect any or all of the Obligations from Borrower, any other Loan Party and/or any Collateral or any other property as to which any other Person granted the Lenders a security interest therein as security for the Obligations or any guaranty thereof (collectively, the “Other Collateral”), (E) foreclose or otherwise realize on any or all of the Collateral and Other Collateral, and/or appropriate, set-off and apply to the payment of any or all of the Obligations, any or all of the Collateral and Other Collateral, and/or (F) take any other enforcement action or otherwise exercise any or all rights and remedies provided for by any or all of the Credit Agreement, the other Loan Documents or applicable law.

SECTION 2. Amendments to Credit Agreement.

(a) Effective as of the Forbearance Effective Date (as defined herein), the following provisions of the Credit Agreement shall be amended as set forth below:

(i) Section 5.13 of the Credit Agreement is hereby amended by deleting the reference to “September 30, 2008” in clause (i) of paragraph (b) thereof and replacing it with “October 30, 2008”.

(ii) Article VII of the Credit Agreement is hereby amended by deleting the reference to “September 30, 2008” in clause (i) of paragraph (p) thereof and replacing it with “October 30, 2008”.

(b) Effective as of the Supplemental Amendments Effective Date (as defined herein), the following provisions of the Credit Agreement shall be amended as set forth below:

(i) Section 1.1 of the Credit Agreement is hereby amended by deleting the definition of “Applicable Percentage” in its entirety and replacing it with the following:

“Applicable Percentage” shall mean (a) with respect to the New Money Loans, 8.25% and (b) with respect to the Rollover Loans, 7.25%.

(ii) Section 6.13 of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

“Permit the Consolidated EBITDA of the Borrower for the most recently completed three monthly fiscal accounting periods, as of the last day of each monthly fiscal accounting period commencing (i) February 6, 2008 and ending August 27, 2008, to be less than 85% of the corresponding Consolidated EBITDA set forth in the Final Budget and (ii) September 24, 2008 and ending on the Maturity Date, to be less than the amounts indicated for such three monthly fiscal accounting periods ending on the applicable dates set forth below:

Period	Minimum EBITDA ($ thousands)
September 24, 2008	14,464
October 22, 2008	14,511
November 19, 2008	16,420
December 17, 2008	18,519
January 14, 2009	16,406
February 11, 2009	14,610
March 11, 2009	16,231
April 8, 2009	19,874
May 6, 2009	22,340
June 3, 2009	22,709
July 1, 2009	23,844

For the avoidance of doubt, (i) the Credit Agreement shall remain amended as set forth in this Section 2 after the Forbearance Period expires or terminates and (ii) the increase in the Applicable Percentage applicable with respect to the New Money Loans from 7.25% to 8.25% made pursuant to Section 2(b)(i) hereof shall apply retroactively as of the Forbearance Effective Date.

SECTION 3. General Release; Covenant Not to Sue.

(a) Subject to the approval of the Bankruptcy Court pursuant to the order referred to in Section 14(b)(i) hereof, and in consideration of, among other things, the Lenders’ execution and delivery of this Agreement, each of Borrower and Holdings, on behalf of itself and its agents, representatives, officers, directors, advisors, employees, subsidiaries, affiliates, successors and assigns (collectively, “Releasors”), hereby forever waives, releases and discharges, to the fullest extent permitted by law, each Releasee (as hereinafter defined) from any and all liens, claims, interests and causes of action of any kind or nature (collectively, the “Claims”) that such Releasor now has or hereafter may have against the Lenders in their capacity as Lenders and their respective affiliates, subsidiaries, shareholders and “controlling persons” (within the meaning of the federal securities laws), and their respective successors and assigns and each and all of the officers, directors, employees, agents, attorneys and other representatives of each of the foregoing (collectively, the “Releasees”), based on facts existing on or before the Forbearance Effective Date that relate to: (i) any Loan Document, (ii) any transaction, action or omission contemplated thereby, or (iii) any aspect of the dealings or relationships between or among Borrower and the other Loan Parties, on the one hand, and the Lenders, on the other hand, relating to any Loan Document or transaction, action or omission contemplated thereby. The receipt by Borrower or Holdings of any Loans or other financial accommodations made by the Lenders after the date hereof shall constitute a ratification, adoption, and confirmation by such party of the foregoing general release of all Claims against the Releasees which are based on facts existing on or prior to the date of receipt of any such Loans or other financial accommodations. The provisions of this Section shall survive the termination of this Agreement, the Credit Agreement, the other Loan Documents and payment in full of the Obligations.

(b) Subject to the approval of the Bankruptcy Court pursuant to the order referred to in Section 14(b)(i) hereof, each of Borrower and Holdings, on behalf of itself and its successors, assigns, and other legal representatives, hereby unconditionally and irrevocably agrees that it will not sue any Releasee on the basis of any Claim released, remised and discharged by Borrower or Holdings pursuant to this Section 3. If Borrower, Holdings or any of its successors, assigns or other legal representatives violates the foregoing covenant, Borrower and Holdings, each for itself and its successors, assigns and legal representatives, agrees to pay, in addition to such other damages as any Releasee may sustain as a result of such violation, all attorneys’ fees and costs incurred by any Releasee as a result of such violation.

SECTION 4. Forbearance; Forbearance Default Rights and Remedies.

(a) Effective as of the Forbearance Effective Date, the Lenders agree that until the expiration or termination of the Forbearance Period (as hereinafter defined), they will temporarily forbear from exercising their respective default-related rights and remedies against Borrower or any other Loan Party solely with respect to the Specified Default. As used herein, the term “Forbearance Period” shall mean the period beginning on the Forbearance Effective Date and ending on the earlier to occur of: (i) any Forbearance Default (as hereinafter defined), or (ii) October 15, 2008. As used herein, the term “Forbearance Default” shall mean (A) the occurrence of any Event of Default other than the Specified Default, (B) the failure of Borrower or any other Loan Party to timely comply with any term, condition, or covenant set forth in this Agreement, (C) the failure of Borrower to file within two Business Days of the Forbearance Effective Date a motion, in form and substance satisfactory to the Administrative Agent, for an order from the Bankruptcy Court authorizing and approving the payment of the fees and expenses set forth herein, (D) the failure of Borrower to obtain by October 15, 2008 entry of an order by the Bankruptcy Court in form and substance satisfactory to the Administrative Agent authorizing and approving the payment of the fees and expenses set forth herein, (E) the failure of the Borrower to pay the Administrative Agent and the Lenders within two Business Days of the Supplemental Amendments Effective Date the fees and expenses described in Section 15(a) and Section 15(b) of this Agreement or (F) the failure of any representation or warranty made by Borrower or any other Loan Party under or in connection with this Agreement to be true and complete as of the date when made or any other breach of any such representation or warranty. Any Forbearance Default shall constitute an immediate Event of Default under the Credit Agreement and other Loan Documents.

(b) Upon the termination or expiration of the Forbearance Period, the agreement of the Lenders hereunder to forbear from exercising their respective default-related rights and remedies shall immediately terminate without the requirement of any demand, presentment, protest, or notice of any kind, all of which Borrower and the other Loan Parties each waives. Borrower and the other Loan Parties each agrees that the Lenders may at any time after the expiration or termination of the Forbearance Period proceed to exercise any and all of their respective rights and remedies under any or all of the Credit Agreement, any other Loan Document and/or applicable law, all of which rights and remedies are fully reserved by the Lenders.

(c) Any agreement by the Lenders to extend the Forbearance Period, if any, must be set forth in writing and signed by a duly authorized signatory of each Lender (constituting Required Lenders with respect hereto). Borrower and the other Loan Parties each acknowledges that no Lender has made any assurances concerning any possibility of an extension of the Forbearance Period.

(d) Borrower and the other Loan Parties each acknowledges and agrees that any financial accommodation which the Lenders make on or after the Forbearance Effective Date has been made by such party in reliance upon, and is consideration for, among other things, the general releases and indemnities contained in Section 3 hereof and the other covenants, agreements, representations and warranties of Borrower and the other Loan Parties hereunder.

SECTION 5. Representations, Warranties And Covenants Of Borrower and Other Loan Parties. To induce the Lenders to execute and deliver this Agreement, each of Borrower and the other Loan Parties represents, warrants and covenants that:

(a) The individual executing this Agreement on behalf of Borrower and each other Loan Party is authorized to so act and the execution of this Agreement by such individual makes the obligations set forth herein legal, valid, binding and enforceable against Borrower or such other Loan Party in accordance with their respective terms, except as the enforcement thereof may be subject to the Final Order;

(b) Except with respect to the Specified Default, each of the representations and warranties contained in the Credit Agreement and the other Loan Documents is true and correct on and as of the date hereof as if made on the date hereof, except to the extent that such representations and warranties expressly relate to an earlier date, in which case such representations and warranties shall be true and correct as of such earlier date, and each of the agreements and covenants in the Credit Agreement and the other Loan Documents is hereby reaffirmed with the same force and effect as if each were separately stated herein and made as of the date hereof;

(c) Neither the execution, delivery and performance of this Agreement nor the consummation of the transactions contemplated hereby does or shall contravene, result in a breach of, or violate the Final Order;

(d) As of the date hereof, other than the Specified Default, no Event of Default has occurred or is continuing under this Agreement, the Credit Agreement or any other Loan Document.

(e) Lender’s security interests in the Collateral and Other Collateral continue to be valid, binding, and enforceable first-priority security interests which secure the Obligations and no tax or judgment liens are currently of record against Borrower or any other Loan Party.

SECTION 6. Ratification of Liability. Each of Borrower and the other Loan Parties hereby ratifies and reaffirms all of its payment and performance obligations and obligations to indemnify, contingent or otherwise, under this Agreement and each other Loan Document to which such party is a party, and each such party hereby ratifies and reaffirms its grant of liens on or security interests in its properties pursuant to such Loan Documents to which it is a party as security for the Obligations under or with respect to the Credit Agreement, and confirms and agrees that such liens and security interests hereafter secure all of the Obligations. Borrower and each other Loan Party (i) acknowledges receipt of a copy of this Agreement and all other agreements, documents, and instruments executed and/or delivered in connection herewith, (ii) consents to the terms and conditions of same, and (iii) agrees and acknowledges that each of the Loan Documents remains in full force and effect and is hereby ratified and confirmed.

SECTION 7. Reference To And Effect Upon The Credit Agreement.

(a) Except as expressly modified hereby, all terms, conditions, covenants, representations and warranties contained in the Credit Agreement and other Loan Documents, and all rights of the Lenders and all of the Obligations, shall remain in full force and effect. Each of Borrower and the other Loan Parties hereby confirms that no such party has any right of setoff, recoupment or other offset or any defense, claim or counterclaim with respect to any of the Obligations, the Credit Agreement or any other Loan Document.

(b) Except as expressly set forth herein, the execution, delivery and effectiveness of this Agreement shall not directly or indirectly: (i) create any obligation to make any further Loans or to continue to defer any enforcement action after the occurrence of any Default or Event of Default (including, without limitation, any Forbearance Default), (ii) constitute a consent to or waiver of any past, present or future violations of any provisions of the Credit Agreement or any other Loan Documents, (iii) amend, modify or operate as a waiver of any provision of the Credit Agreement or any other Loan Documents or any right, power or remedy of the Lenders, (iv) constitute a consent to any merger or other transaction or to any sale, restructuring or refinancing transaction, or (v) constitute a course of dealing or other basis for altering any Obligations or any other contract or instrument. Except as expressly set forth herein, the Lenders reserve all of its rights, powers, and remedies under the Credit Agreement, the other Loan Documents and applicable law. All of the provisions of the Credit Agreement and the other Loan Documents are hereby reiterated, and if ever waived, are hereby reinstated.

(c) From and after the Forbearance Effective Date, (i) the term “Agreement” in the Credit Agreement, and all references to the Credit Agreement in any Loan Document shall mean the Credit Agreement, as amended by this Agreement, and (ii) the term “Loan Documents” in the Credit Agreement and the other Loan Documents shall include, without limitation, this Agreement and any agreements, instruments and other documents executed and/or delivered in connection herewith.

(d) This Agreement shall not be deemed or construed to be a satisfaction, reinstatement, novation or release of the Credit Agreement or any other Loan Document.

SECTION 8. Construction. This Agreement and all other agreements and documents executed and/or delivered in connection herewith have been prepared through the joint efforts of all of the parties hereto. Neither the provisions of this Agreement or any such other agreements and documents nor any alleged ambiguity therein shall be interpreted or resolved against any party on the ground that such party or its counsel drafted this Agreement or such other agreements and documents, or based on any other rule of strict construction. Each of the parties hereto represents and declares that such party has carefully read this Agreement and all other agreements and documents executed in connection therewith, and that such party knows the contents thereof and signs the same freely and voluntarily. The parties hereto acknowledge that they have been represented by legal counsel of their own choosing in negotiations for and preparation of this Agreement and all other agreements and documents executed in connection herewith and that each of them has read the same and had their contents fully explained by such counsel and is fully aware of their contents and legal effect.

SECTION 9. Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed an original, but all such counterparts shall constitute one and the same instrument, and all signatures need not appear on any one counterpart. Any party hereto may execute and deliver a counterpart of this Agreement by delivering by facsimile or other electronic transmission a signature page of this Agreement signed by such party, and any such facsimile or other electronic signature shall be treated in all respects as having the same effect as an original signature.

SECTION 10. Severability. The invalidity, illegality, or unenforceability of any provision in or obligation under this Agreement in any jurisdiction shall not affect or impair the validity, legality, or enforceability of the remaining provisions or obligations under this Agreement or of such provision or obligation in any other jurisdiction.

SECTION 11. Further Assurances. Borrower and each other Loan Party agrees to, and to cause any other Loan Party to, take all further actions and execute all further documents as the Administrative Agent may from time to time reasonably request to carry out the transactions contemplated by this Agreement and all other agreements executed and delivered in connection herewith.

SECTION 12. Section Headings. Section headings in this Agreement are included herein for convenience of reference only and shall not constitute part of this Agreement for any other purpose.

SECTION 13. Notices. All notices, requests, and demands to or upon the respective parties hereto shall be given in accordance with the Credit Agreement.

SECTION 14. Effectiveness.

(a) This Agreement (other than those provisions set forth in Section 2(b) hereof) shall become effective at the time (the date on which such time occurs, the “Forbearance Effective Date”) that all of the following conditions precedent have been met (or waived) as determined by the Administrative Agent in its sole discretion:

(i) Execution. The Administrative Agent shall have received duly executed signature pages for this Agreement signed by the Required Lenders, Borrower and the other Loan Parties.

(ii)  Representations and Warranties. As of the Forbearance Effective Date, and, with respect to the provisions set forth in Section 2(b) hereof, the Supplemental Amendments Effective Date, each representation and warranty of each Loan Party set forth in Section 5 and in the Credit Agreement, as amended by this Agreement, shall be true and correct in all material respects.

(iii) Due Authorization. Borrower and each other Loan Party shall have delivered to the Administrative Agent (i) evidence of the corporate authority of each such party to execute, deliver and perform its obligations under this Agreement and, as applicable, all other agreements and documents executed in connection therewith, and (ii) such other documents and instruments as the Administrative Agent may require, all of the foregoing of which shall be in form and substance acceptable to the Administrative Agent.

(b) The provisions set forth in Section 2(b) hereof shall become effective at the earliest time (the date on which such time occurs, the “Supplemental Amendments Effective Date”) on which both (i) the Forbearance Effective Date shall have occurred and (ii) each of the following conditions precedent have been met (or waived) as determined by the Administrative Agent in its sole discretion:

(i) Bankruptcy Court Order. The Bankruptcy Court shall have issued an order in form and substance satisfactory to the Administrative Agent approving the execution, delivery and performance of this Agreement, including with respect to the payment of the fees and expenses set forth herein.

(ii) Fees and Expenses. Borrower and each other Loan Party shall have paid the Administrative Agent and the Lenders, as applicable, (1) the fees, costs and expenses described in Section 15(a) and Section 15(b) of this Agreement and (2) the fees payable in the amounts and at the times separately agreed upon between the Borrower and the Administrative Agent, in each case in accordance with the order of the Bankruptcy Court referred to in Section 14(b)(i) hereof.

SECTION 15. Costs and Expenses.

(a) Costs and Expenses. Borrower and Holdings agree, jointly and severally, to pay all fees, costs, charges and expenses incurred by the Administrative Agent, the Collateral Agent and the Lenders in connection with this Agreement (including the reasonable fees, charges and disbursements of (i) Blackstone, financial advisor to the Administrative Agent and the Collateral Agent (as provided in the letter agreement between Blackstone and the Administrative Agent dated as of December 13, 2007, (ii) Latham & Watkins LLP, counsel for the Administrative Agent and the Collateral Agent and (iii) Ropes & Gray LLP, counsel for the Lenders).

(b) Fees. Borrower and Holdings shall obtain by October 15, 2008 an order from the Bankruptcy Court authorizing the payment to the Administrative Agent for the benefit of the Lenders of an amendment fee equal to 0.75% of the aggregate amount of such Lenders’ outstanding New Money Loans and unused New Money Commitments.

SECTION 16. Assignments; No Third Party Beneficiaries. This Agreement shall be binding upon and inure to the benefit of the Loan Parties, the Lenders and their respective successors and assigns; provided, that no Loan Party shall be entitled to delegate any of its duties hereunder and shall not assign any of its rights or remedies set forth in this Agreement without the prior written consent of the Administrative Agent in its sole discretion. No Person other than the parties hereto, and in the case of Section 3 hereof, the Releasees, shall have any rights hereunder or be entitled to rely on this Agreement and all third-party beneficiary rights (other than the rights of the Releasees under Section 3 hereof) are hereby expressly disclaimed.

SECTION 17. Final Agreement. This Agreement, the Credit Agreement, the other Loan Documents, and the other written agreements, instruments, and documents entered into in connection therewith (collectively, the “Borrower/Lenders Documents”) set forth in full the terms of agreement between the parties hereto and thereto and are intended as the full, complete, and exclusive contracts governing the relationship between such parties, superseding all other discussions, promises, representations, warranties, agreements, and understandings between the parties with respect thereto. No term of the Borrower/Lenders Documents may be amended, restated, waived or otherwise modified except in a writing signed by the party against whom enforcement of the modification, amendment, or waiver is sought. Any waiver of any condition in, or breach of, any of the foregoing in a particular instance shall not operate as a waiver of other or subsequent conditions or breaches of the same or a different kind. The Lenders’ exercise or failure to exercise any rights or remedies under any of the foregoing in a particular instance shall not operate as a waiver of its right to exercise the same or different rights and remedies in any other instances. There are no oral agreements among the parties hereto that are inconsistent with the terms of this Agreement.

SECTION 18. Rights of the Official Committee of Unsecured Creditors Unaffected. Notwithstanding the foregoing, nothing in this Agreement shall affect the rights of the Official Committee of Unsecured Creditors under paragraph 19 of the Final Order to assert a Challenge or Excepted Challenge.

SECTION 19. Governing Law. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

[Signature pages follow.]

IN WITNESS WHEREOF, this Forbearance Agreement and Second Amendment to Credit Agreement has been executed by the parties hereto as of the date first written above.

BUFFETS, INC., as Borrower		BUFFETS HOLDINGS, INC., as Loan Party
By:	/s/ R. Michael Andrews, Jr.	By:	/s/ R. Michael Andrews, Jr.
Name:	R. Michael Andrews, Jr.	Name:	R. Michael Andrews, Jr.
Its:	Chief Executive Officer	Its:	Chief Executive Officer

HOMETOWN BUFFET, INC., as Loan Party		OCB PURCHASING CO., as Loan Party
By:	/s/ R. Michael Andrews, Jr.	By:	/s/ R. Michael Andrews, Jr.
Name:	R. Michael Andrews, Jr.	Name:	R. Michael Andrews, Jr.
Its:	Chief Executive Officer	Its:	Chief Executive Officer

OCB RESTAURANT COMPANY, LLC, as Loan Party		BUFFETS FRANCHISE HOLDINGS, LLC, as Loan Party
By:	/s/ R. Michael Andrews, Jr.	By:	/s/ R. Michael Andrews, Jr.
Name:	R. Michael Andrews, Jr.	Name:	R. Michael Andrews, Jr.
Its:	Chief Manager	Its:	Chief Manager

BUFFETS LEASING COMPANY, LLC, as Loan Party		RYAN’S RESTAURANT GROUP, INC., as Loan Party
By:	/s/ R. Michael Andrews, Jr.	By:	/s/ R. Michael Andrews, Jr.
Name:	R. Michael Andrews, Jr.	Name:	R. Michael Andrews, Jr.
Its:	Chief Manager	Its:	Chief Executive Officer

RYAN’S RESTAURANT LEASING COMPANY, LLC, as Loan Party		RYAN’S RESTAURANT MANAGEMENT GROUP, LLC, as Loan Party
By:	/s/ R. Michael Andrews, Jr.	By:	/s/ R. Michael Andrews, Jr.
Name:	R. Michael Andrews, Jr.	Name:	R. Michael Andrews, Jr.
Its:	Chief Manager	Its:	Chief Manager

SIGNATURE PAGE TO FORBEARANCE AGREEMENT AND SECOND AMENDMENT TO CREDIT AGREEMENT

HOMETOWN LEASING COMPANY, LLC, as Loan Party		OCB LEASING COMPANY, LLC, as Loan Party
By:	/s/ R. Michael Andrews, Jr.	By:	/s/ R. Michael Andrews, Jr.
Name:	R. Michael Andrews, Jr.	Name:	R. Michael Andrews, Jr.
Its:	Chief Manager	Its:	Chief Manager

FIRE MOUNTAIN RESTAURANTS, LLC, as Loan Party		FIRE MOUNTAIN LEASING COMPANY, LLC, as Loan Party
By:	/s/ R. Michael Andrews, Jr.	By:	/s/ R. Michael Andrews, Jr.
Name:	R. Michael Andrews, Jr.	Name:	R. Michael Andrews, Jr.
Its:	Chief Manager	Its:	Chief Manager

FIRE MOUNTAIN MANAGEMENT GROUP, LLC, as Loan Party		BIG R PROCUREMENT COMPANY, LLC, as Loan Party
By:	/s/ R. Michael Andrews, Jr.	By:	/s/ R. Michael Andrews, Jr.
Name:	R. Michael Andrews, Jr.	Name:	R. Michael Andrews, Jr.
Its:	Chief Manager	Its:	Chief Manager

TAHOE JOE’S, INC., as Loan Party		TAHOE JOE’S LEASING COMPANY, LLC, as Loan Party
By:	/s/ R. Michael Andrews, Jr.	By:	/s/ R. Michael Andrews, Jr.
Name:	R. Michael Andrews, Jr.	Name:	R. Michael Andrews, Jr.
Its:	Chief Executive Officer	Its:	Chief Manager

SIGNATURE PAGE TO FORBEARANCE AGREEMENT AND SECOND AMENDMENT TO CREDIT AGREEMENT

CREDIT SUISSE, CAYMAN ISLANDS BRANCH, as Administrative Agent		CREDIT SUISSE, CAYMAN ISLANDS BRANCH, as Administrative Agent
By:	/s/ Didier Siffer	By:	/s/ Megan Kane
Name:	Didier Siffer	Name:	Megan Kane
Its:	Managing Director	Its:	Director

ANCHORAGE CROSSOVER CREDIT FINANCE, Ltd., by Anchorage Advisors, L.L.C., its Investment Manager, as a Lender		KING’S CROSS ASSET FUNDING 27 sarl, as a Lender
By:	/s/ Michael Aglialoro	By:	/s/ Danny Nahum
Name:	Michael Aglialoro	Name:	Danny Nahum
Its:	Executive Vice President	Its:	Authorized Signatory

KING’S CROSS ASSET FUNDING 27 sarl, as a Lender		SANKATY ADVISORS, LLC as Collateral Manager for AVERY POINT CLO, LTD., as a Lender
By:	/s/ Beatriz Villate	By:	/s/ Alan K. Halfenger
Name:	Beatriz Villate	Name:	Alan K. Halfenger
Its:	Authorized Signatory	Its:	Chief Compliance Officer

SANKATY ADVISORS, LLC as Collateral Manager for Castle Hill I - INGOTS, Ltd., as a Lender		SANKATY ADVISORS, LLC as Collateral Manager for Castle Hill II - INGOTS, Ltd., as a Lender
By:	/s/ Alan K. Halfenger	By:	/s/ Alan K. Halfenger
Name:	Alan K. Halfenger	Name:	Alan K. Halfenger
Its:	Chief Compliance Officer	Its:	Chief Compliance Officer

(i)

SANKATY ADVISORS, LLC as Collateral Manager for Castle Hill III CLO, Limited, as a Lender		SANKATY ADVISORS, LLC as Collateral Manager for Loan Funding XI LLC, as a Lender
By:	/s/ Alan K. Halfenger	By:	/s/ Alan K. Halfenger
Name:	Alan K. Halfenger	Name:	Alan K. Halfenger
Its:	Chief Compliance Officer	Its:	Chief Compliance Officer

Chatham Light II CLO, Limited, by Sankaty Advisors, LLC, as Collateral Manager, as a Lender		Chatham Light III CLO, Ltd., by Sankaty Advisors, LLC, as Collateral Manager, as a Lender
By:	/s/ Alan K. Halfenger	By:	/s/ Alan K. Halfenger
Name:	Alan K. Halfenger	Name:	Alan K. Halfenger
Its:	Chief Compliance Officer	Its:	Chief Compliance Officer

Katonah III, Ltd., by Sankaty Advisors, LLC, as Sub-Advisors, as a Lender		Katonah IV, Ltd., by Sankaty Advisors, LLC, as Sub-Advisors, as a Lender
By:	/s/ Alan K. Halfenger	By:	/s/ Alan K. Halfenger
Name:	Alan K. Halfenger	Name:	Alan K. Halfenger
Its:	Chief Compliance Officer	Its:	Chief Compliance Officer

SANKATY ADVISORS, LLC as Collateral Manager for Nash Point CLO, Limited, as a Lender		SANKATY ADVISORS, LLC as Collateral Manager for Nash Point II CLO, as a Lender
By:	/s/ Alan K. Halfenger	By:	/s/ Alan K. Halfenger
Name:	Alan K. Halfenger	Name:	Alan K. Halfenger
Its:	Chief Compliance Officer	Its:	Chief Compliance Officer

(ii)

SANKATY ADVISORS, LLC as Collateral Manager for Prospect Funding I, LLC, as a Lender		SANKATY ADVISORS, LLC as Collateral Manager for Race Point CLO, Limited, as a Lender
By:	/s/ Alan K. Halfenger	By:	/s/ Alan K. Halfenger
Name:	Alan K. Halfenger	Name:	Alan K. Halfenger
Its:	Chief Compliance Officer	Its:	Chief Compliance Officer

SANKATY ADVISORS, LLC as Collateral Manager for Race Point II CLO, Limited, as a Lender		SANKATY ADVISORS, LLC as Collateral Manager for Race Point III CLO, Limited, as a Lender
By:	/s/ Alan K. Halfenger	By:	/s/ Alan K. Halfenger
Name:	Alan K. Halfenger	Name:	Alan K. Halfenger
Its:	Chief Compliance Officer	Its:	Chief Compliance Officer

SANKATY ADVISORS, LLC as Collateral Manager for Race Point IV CLO, Ltd., as a Lender		SANKATY HIGH YIELD PARTNERS II, L.P., as a Lender
By:	/s/ Alan K. Halfenger	By:	/s/ Alan K. Halfenger
Name:	Alan K. Halfenger	Name:	Alan K. Halfenger
Its:	Chief Compliance Officer	Its:	Chief Compliance Officer

SANKATY HIGH YIELD PARTNERS III, L.P., as a Lender		SANKATY ADVISORS, LLC as Collateral Manager for SSS Funding II., as a Lender
By:	/s/ Alan K. Halfenger	By:	/s/ Alan K. Halfenger
Name:	Alan K. Halfenger	Name:	Alan K. Halfenger
Its:	Chief Compliance Officer	Its:	Chief Compliance Officer

(iii)

SKY CBNA LOAN FUNDING, as a Lender		WATERSHED CAPITAL PARTNERS, L.P., as a Lender
By:	/s/ David Balmert	By:	/s/ Meridee A. Moore
Name:	David Balmert	Name:	Meridee A. Moore
Its:	Attorney in Kind	Its:	Senior Managing Member

WATERSHED CAPITAL INSTITUTIONAL PARTNERS, L.P., by WS Partners, L.L.C., its General Partner, as a Lender
By:	/s/ Meridee A. Moore
Name:	Meridee A. Moore
Its:	Senior Managing Member

(iv)

EXHIBIT A (Specified Default)

1.	Event of Default under Section 7(d) of the Credit Agreement, as a result of the Borrower’s failure to meet the Minimum Consolidated EBITDA covenant set forth in Section 6.13 of the Credit Agreement.

(v)